UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 2, 2017

Date of Report (Date of earliest event reported)

American Outdoor Brands Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts

01104

(Address of Principal Executive Offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

As described in Item 7.01, we are furnishing this Current Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on March 2, 2017 discussing our third quarter fiscal 2017 financial and operational results. The disclosure provided in Item 7.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section.

Item 7.01.	Regulation FD Disclosure.

We are furnishing this Current Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on March 2, 2017 discussing our third quarter fiscal 2017 financial and operational results. The transcript of the conference call and webcast is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

The text included with this Current Report on Form 8-K and the replay of the conference call and webcast on March 2, 2017 is available on our website located at www.aob.com, although we reserve the right to discontinue that availability at any time.

        Certain statements contained in this Current Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to, our belief that towards the end of the quarter, consumer firearm purchasing began to cool, leading us to lower our guidance for the balance of our fiscal year; our belief that such trend underscores the value of remaining focused on the inorganic component of our growth strategy, which is to continue growing and balancing our business across the shooting, hunting, and rugged outdoor enthusiast markets; our belief that our firearms segment revenue was supported by promotional programs, new product launches, and a consumer preference for our strong M&P branded firearms; our expectations regarding the year-over-year NICS decline in the quarter, given the tragic news events in the prior year; our estimates regarding the NICS decline in hand guns as compared to long guns; our belief that the NICS decline in hand guns as compared to long guns demonstrates a reversal of the recent trend of hand gun NICS outperforming long gun NICS; our belief that the change in consumer purchasing is impactful for us; our plan to exercise the flexible manufacturing model that has served us well in past periods of demand fluctuation; our belief that such model is designed to help us align our production mix and inventory levels over time to better match end-consumer demand; our focus on taking market share, utilizing our strong brand portfolio and our robust new product pipeline; our belief that our acquisition of UST gives us a foothold in the rugged outdoor space; our belief that UST fits perfectly in our accessories division; our belief that the UST distribution network will, over time, create incremental growth opportunities for our existing accessories product lines; our expanded strategic focus on the rugged outdoor market; our belief that, over time, building our Outdoor Product & Accessories businesses will continue to benefit our long-term revenue expansion and profitability; our belief that we have a strong lineup of new products across all of our businesses; our belief that the M&P 2.0 pistol delivers an entirely new platform, introducing innovative features in nearly every aspect of the pistol, including the trigger, grip, frame, and finish; our belief that our new products launched at SHOT Show in January all were extremely well received; our belief that in executing our strategy we have grown from one operating unit to multiple operating businesses that serve a large addressable market and represent more than 18 highly respected consumer brands; our belief that our new holding company name better represents our strategic direction, our increasingly broad range of product offerings, and our plan to continue building on our portfolio’s strong American brands; our plans to have Brian Murphy focus on markets related to rugged outdoor pursuits, such as camping, hiking, and fishing – all of which strongly resonate with many of our core firearms consumers and retailers; our belief that this focus is perfectly aligned with our vision to be the leading provider of quality products for shooting, hunting, and rugged outdoor enthusiasts; our plan to continue investing in our company, both inorganically and organically; our strategy, as we consider inorganic opportunities, to continue to carefully manage and leverage our balance sheet to make targeted acquisitions of reasonably-sized businesses that fit within our strict criteria; our strict criteria by which we consider inorganic opportunities; our belief that investing in organic growth is our first priority; our intent to establish a distribution center in Boone County, Missouri; our intent that, when complete, the distribution center will serve as the central distribution facility for all of our American Outdoor Brands products, allowing us to more efficiently serve our existing customer base and harvest synergies from businesses we may acquire; our expectations regarding the timing of construction and the size of the facility; our estimates regarding the timing of the full multi-phase execution of this project; our belief that this investment will serve us well as we grow and diversify our business across the shooting, hunting, and rugged outdoor markets; our plans to invest in organic growth through capital expenditures and the primary categories of expenditures; our favorable, long-term perspective on the firearms market; our belief that the key insights from a newly released consumer analysis by the National Shooting Sports Foundation are positive, long-term trends that are well-matched with our existing firearm and accessory products and our new product development plans; our estimates for our net sales, GAAP, and non-GAAP earnings per share for full year fiscal 2017 and the fourth quarter of fiscal 2017; our expectation that our EBITDA margins and gross margins will meet our goals; our estimates for our fully diluted share count and tax rate for the fourth quarter of fiscal 2017 and full fiscal year 2017; our belief that it’s a softer period at retail; our belief that our flexible manufacturing model helps us navigate the softer period; our primary goal never to idle any of our assets internally so that we have an overhead absorption issue; our belief that inventory will bleed off over time; our belief that we are seeing normal seasonality in adjusted NICS for February and March; our belief that in February and March there is generally an uptick, as some of the consumer purchasing is spurred by people receiving their tax refunds; our belief that firearms remain extremely popular; our belief in firearms over the long-term; our belief that despite headwinds out there in the channel, we remain positive about the future; our expectation that internal inventories will rise during the fourth quarter; our estimates regarding capital expenditures; our belief that there will not be a huge inventory build, but that inventories are going to rise; our belief that inventories will not come down in the fourth quarter; our belief that you can still get to a point that cash flow is still positive; our concerns regarding the firearms segment; our belief that we are very good at promotional activity; our intent to be out promoting as necessary to match the market environment that we are experiencing; our focus on promotional activity; our belief that we are well-equipped to navigate that softer environment; our belief that the team is doing a great job; our belief that they are doing an extremely good job with their distribution, most impressively, of new products; our belief that those new products are gaining distribution and were extremely well received at SHOT Show; our belief that the future health of any good consumer products company is around their new products introductions and managing that and balancing that with your existing strong product portfolio; our belief that we don’t fully understand ourselves yet; our belief that we do not have enough intel yet to really understand the consumer demand and the mix of that; our belief that sellers’ desires with regards to multiple have not changed; our strategy, with respect to acquisitions, to be very strict about meeting our hurdle rate, which is our WACC; our strategy to have a new guy that is doing nothing but looking for businesses in his division; our plans to continue talking to everybody in the industry; our belief that there are things out there that we’re going to find; our belief that we are extremely well positioned to understand all the opportunities out there; our strategy to be very targeted; our belief that the accessories business will grow; our belief that there are good synergies with a company like UST; our optimism about the BTI and UST divisions; our belief that Crimson Trace could have some of the same headwinds that the firearms business has; our strategy to broaden Crimson Trace’s outlook in terms of the different product categories and markets that they should be exploring simply by calling them the electro-optics division and giving them the objective to grow in that manner; our belief that there’s no doubt that there’s plenty of synergies there and, let’s say, collaborative efforts between the electro-optics division and the firearms division; our belief that normal seasonality is in play; our belief that we are very, very strongly positioned to participate in promotional activity; our belief that we have a lever, a very robust new product pipeline; our belief that we can be very good in the firearms segment at launching new products as well as in the Outdoors & Accessories segment as well; our belief that there’s always that potential that if you’re not well represented in terms of inventory in the channels that you could lose market share as retailers open up; our belief that we remain in good distribution, although we believe less than some of our major competitors; our belief in the long-term health and long-term growth of the firearms business; our strategy to expand into other markets that aren’t quite as volatile; our belief that we will be just fine in the long run; our preference that customers cancel because it gives us a better read on what we should be doing in the future, short and medium; our belief that as the gross margin on our Outdoors Products & Accessories business grows, our gross margin goal ought to be even easier to maintain; our plan not to change our gross margin goals; our preference to invest in ourselves first; our belief that a stock buyback is investing in ourselves; our belief that we have enough available capital right now that it doesn’t really have to be an either/or choice, we can do both; our belief that the M&P 2.0 was well received at SHOT Show and well received by trade; our belief that the M&P 2.0 is a significantly superior product to the first generation M&P; our belief that the M&P 2.0 gives us a new platform to start expanding the product family from again; our belief that the M&P 2.0 gives us a lot of runway for growth as we think about our new product pipeline and we look forward; our expectation that the M&P 2.0 will take something away from the 1.0 over time, but that at the moment, they continue to coexist pretty successfully at different price points at retail; our belief that the current environment is pretty similar to the post-surge environment; our plan to work very hard to navigate this softer environment; our plan to keep an extremely close eye on our inventory; our belief that we are extremely flexible and can dial it up and down pretty quickly to match what consumer demand is; our excitement regarding the National Shooting Sports Foundation research; our objective to develop firearms that meet the needs, wants, and desires of those consumers who want to protect themselves; our plan to continue to bear that in mind in the forefront of our minds as we build our new product plan; the importance of staying in our gross margin target range as we consider promotional plans; our belief that market share is a key metric as for the success of the business going forward; our plans and expectations regarding our manufacturing services division; our estimates regarding achievable gross margins in a B2B business, whether it’s medical, aerospace, whatever it may be; our belief that if we got an aerospace contract, we could bring that in house; our belief that we have the techs and technology and could service that contract; our belief that if we didn’t have enough capacity, well, we would likely then flex our outsourcing capacity; our belief that our outsourcing capacity has a fairly limitless supply – it’s only capped constrained by the number of people we can find that want to work for us that have the same C&C machine and technology; our belief that we have a lot of flexibility; our belief that the manufacturing services division is never going to be huge, but we want it to be extremely predictable and level; our strategy to look at the inventory profile going forward over the medium to long term; our strategy to use a combination of cutting production and using promotional activity to cut inventory; our plan that we would reduce the capacity on the outside should we feel it necessary to do that; our plan to reduce capacity just in our assembly part of the plant if necessary; our objective that the expensive assets that run 24/7 are never impacted; our belief that the only reason inventory is going to build is just because it takes more than one day to right-size the outsourcing; our strategy that firearms through its ups and downs is a great producer of cash; our plans to invest that cash in Outdoor Products & Accessories; out belief that cash flow is extremely important to the company; our confidence about our cash flow in the future; and our plans to attend certain investor conferences in March 2017. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; the potential for increased regulation of firearms and firearm-related products; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; our ability to expand our markets; our ability to integrate acquired businesses in a successful manner; the general growth of our outdoor products and accessories business; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2016.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

99.1	Transcript of conference call and webcast conducted on March 2, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN OUTDOOR BRANDS CORPORATION

Date: March 3, 2017	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, Chief Administrative Officer, and Treasurer

EXHIBIT INDEX

99.1	Transcript of conference call and webcast conducted on March 2, 2017